UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2023

PaxMedica, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41475	85-0870387
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 South Broadway, Suite 125 Tarrytown, NY	10591
(Address of principal executive offices)	(Zip Code)

(914) 987-2876

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PXMD	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Effective June 30, 2023 (the “Effective Date”), PaxMedica, Inc. (the “Company”) entered into a Specialty Benefit Manager Agreement (the “Agreement”) with Vox Nova, LLC (“Vox Nova”), pursuant to which Vox Nova will act as the exclusive United States distributor for the Company’s lead pipeline asset, PAX-101 intravenous suramin. Pursuant to the Agreement, Vox Nova will provide certain distribution management, pharmacy benefit management, sales and supply monitoring services to the Company with respect to PAX-101, in the event PAX-101 receives FDA approval.

The Agreement also provides for an exclusivity fee payable to the Company of up to $2,000,000, payable in installments based on various time and regulatory approval parameters.

The Agreement terminates upon the earlier of: (i) the seventh (7th) anniversary of the Effective Date or (ii) the date three (3) years immediately following the date PAX-101 (intravenous suramin) is approved by the United States for the treatment of Human African Trypanosomiasis; provided, that the Agreement term shall be automatically renewed for successive three (3) year periods, unless either party notifies the other party in writing at least sixty (60) days prior to the conclusion of the Agreement term, that such party intends to terminate the Agreement.

The Company intends to file a copy of the Agreement as an exhibit to its next periodic report filed under the Securities Exchange Act of 1934, as amended.

On July 6, 2023, the Company issued a press release with respect to the foregoing which is filed herewith as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits – The following exhibits are filed as part of this report:

Exhibit No.	Description of Exhibit

99.1	Press Release dated July 6, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PaxMedica, Inc.

By:	/s/ Howard J. Weisman
Name:	Howard J. Weisman
Title:	Chief Executive Officer

Date: July 6, 2023